UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 16, 2026, the U.S. Food and Drug Administration issued a final order reclassifying non-invasive bone growth stimulators from Class III to Class II devices. In connection with that reclassification, the Centers for Medicare & Medicaid Services (“CMS”) recently updated certain billing requirements and Medicare fee schedule treatment applicable to non-invasive bone growth stimulators billed under HCPCS codes E0747, E0748 and E0760 for dates of service on or after May 18, 2026.

Based on the revised billing and payment information currently available, Orthofix Medical Inc. (the “Company”) currently expects average Medicare reimbursement for these codes to decline by approximately 10% and, as a result, is updating its financial outlook. The Company now expects net sales for full-year 2026 to be in the range of $838 million to $848 million and non-GAAP adjusted EBITDA to be in the range of $90 million to $93 million. At this time, the Company does not expect positive free cash flow for full-year 2026. Further changes by CMS to Medicare reimbursement rates for non-invasive bone growth stimulators could require the Company to revise its financial outlook.

In light of these developments, the Company’s three-year financial targets are no longer applicable. The Company will continue to evaluate the long-term impact of current and future CMS action.

Forward-Looking Statements

This disclosure contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, including statements regarding the expected impact of the reimbursement changes on the Company’s business and financial outlook. These statements are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. Actual results may differ materially from those indicated in these forward-looking statements as a result of various important factors, including the implementation of the revised reimbursement rules, changes in claim volumes or payer behavior, and other risks and uncertainties affecting the Company’s business. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. Any forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.

Date:	May 21, 2026	By:	/s/ J. Andrés Cedrón
J. Andrés Cedrón Chief Legal Officer